SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  February 3, 2006


                          HOUSTON AMERICAN ENERGY CORP.
                       ----------------------------------
               (Exact name of registrant as specified in Charter)


           Delaware                     0-33027                76-0675953
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 (State or other jurisdiction of      (Commission             (IRS Employer
 incorporation or organization)         File No.)           Identification No.)


                          801 Travis Street, Suite 2020
                              Houston, Texas 77002
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               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
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                            (Issuer Telephone number)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to
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[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
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[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related
            Audit Report or Completed Interim Review.

On February 3, 2006, the independent registered public accounting firm of Houston American Energy (the "Company"), in conjunction with the preparation of the Company's Form 10-KSB for the year ended December 31, 2005 and the related financial statements, advised management of the Company that the previously filed consolidated financial statements of the Company as of and for the quarterly and year-to-date periods ended June 30, 2005 and September 30, 2005 needed to be restated. The restatement results from errors in accounting for financial derivatives embedded in convertible notes and warrants issued by the Company during 2005.

The Company failed to identify the embedded derivatives and to account for the same in accordance with SFAS No. 133 and EITF 00-19 and, accordingly, failed to record an appropriate derivative liability, deemed interest expense associated with the derivative liability and related charges associated with changes in the value of embedded derivatives.

We therefore will restate our financial statements for the quarterly periods ended June 30, 2005 and September 30, 2005 to correct the accounting for the embedded derivatives. The revision in derivative accounting is expected to result in booking of a liability associated with the embedded derivatives, and a corresponding discount in the related convertible notes payable, as well as a charge to earnings in the nature of deemed interest arising from the derivatives and an additional expense item representing the change in value of the derivative.

As a result of the error and pending restatement, the consolidated financial statements for the quarters ended June 30, 2005 and September 30, 2005 contained in our 2005 Quarterly Reports on Form 10-QSB should no longer be relied upon.

The Company will amend its Form 10-QSB for the periods ended June 30, 2005 and September 30, 2005 to include the restated financial statements. The amended Forms 10-QSB will be filed as soon as possible.

The embedded derivatives giving rise to the restatement of the Company's financial statements were properly accounted for in accordance with SFAS 133 and EITF 00-19 at December 31, 2005 and the Company's intent to restate was disclosed under Item 8A of the December 31, 2005 Form 10-KSB. Further, the financial statements for the June 30, 2005 period included in the June 30, 2006 Form 10-QSB were restated in accordance with SFAS 133 and EITF 00-19. With the recent hiring of a full time Chief Financial Officer, and in conjunction with preparation of the September 30, 2006 Form 10-QSB, the Company determined that the amended Forms 10-QSB should be filed in accordance with the determination made in March 2006 notwithstanding that the financial statements for the 2005 periods in question had been restated in the June 30, 2006 Form 10-QSB and would be restated in the September 30, 2006 Form 10-QSB.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOUSTON AMERICAN ENERGY CORP.

Dated:  November 9, 2006
                                   By:  /s/ John Terwilliger
                                        John Terwilliger,
                                        President and Chief Executive Officer